UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN WILEY & SONS, INC.
______________________________________________________________________
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V53863-P16151 JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 26, 2024, at 8:00 a.m. EDT. Vote Virtually at the Meeting* September 26, 2024 8:00 A.M. EDT Vote virtually at: www.virtualshareholdermeeting.com/WLY2024 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting the material(s) prior to September 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2024 Annual Meeting Vote by September 25, 2024 11:59 PM EDT

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V53864-P16151 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. The election as directors of all nominees listed below, except as marked to the contrary. For Nominees: 01) Beth A. Birnbaum 02) Brian O. Hemphill 03) Inder M. Singh 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2025. For 3. Approve, on an advisory basis, the compensation of our named executive officers. For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V53865-P16151 JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 26, 2024, at 8:00 a.m. EDT. Vote Virtually at the Meeting* September 26, 2024 8:00 A.M. EDT Vote virtually at: www.virtualshareholdermeeting.com/WLY2024 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting the material(s) prior to September 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2024 Annual Meeting Vote by September 25, 2024 11:59 PM EDT

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V53866-P16151 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. The election as directors of all nominees listed below, except as marked to the contrary. For Nominees: 01) Mari J. Baker 02) George D. Bell, Jr. 03) David C. Dobson 04) Matthew S. Kissner 05) Raymond W. McDaniel, Jr. 06) William J. Pesce 07) Jesse C. Wiley 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2025. For 3. Approve, on an advisory basis, the compensation of our named executive officers. For